Exhibit 99
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                                  PRESS RELEASE

For further information contact:  William K. Beauchesne
                                  Executive Vice President and Chief Financial Officer
                                  (703) 633-6120
                                  wbeauchesne@vcbonline.com

   For immediate release:         VIRGINIA COMMERCE BANCORP, INC.  REPORTS
                                  RECORD SECOND QUARTER AND SIX MONTH
                                  EARNINGS AND CONTINUED STRONG GROWTH
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         ARLINGTON, VA. JULY 19, 2001. Virginia Commerce Bancorp, Inc.
(NASDAQ-VCBI) today reported record second quarter earnings of $1,175,645, an increase of 40.4% over 2000 second quarter earnings of $837,645. For the six months ending June 30, 2001, the Company achieved earnings of $2,113,282, also a record and an increase of 44.7% compared to earnings of $1,460,208 for the six months ending June 30, 2000. Diluted earnings per share of $0.40 and $.71 for the second quarter and year-to-date 2001 respectively, rose 37.9% and 42.0% from the comparable periods in 2000.

         Net interest income for the second quarter of $4,281,428 was up 28.3% over the second quarter of 2000, primarily due to continued strong loan volume. Non-interest income of $1,135,166 represented a 71.6% increase over the prior year's second quarter level of $661,472 largely due to a 111.5% increase in fees and net gains on mortgage loans held-for-sale. Non-interest expense of $3,455,227 increased 34.8% over the $2,563,547 reported for the second quarter of 2000 mostly due to higher levels of commissions for new loan originations and overhead associated with recent branch expansion.

         Total assets as of June 30, 2001, were $464,022,819, up 43.2% over $323,946,908 a year earlier. Deposits grew similarly over the same period with a 42.6% increase from $275,125,250 to $392,323,211. Loans, net of allowance for loan losses, rose to $353,784,954, a 41.0% increase over the $250,857,710 reported for the quarter ended June 30, 2000.

         Peter A. Converse, President and Chief Executive Officer, commented, " Despite a slowing economy and increasing competition, Virginia Commerce has been fortunate to enjoy continued strong earnings and balance sheet growth, while maintaining good asset quality. Contributing to our progress is our newest branch opened in Lake Ridge in April. It is doing quite well and averaging over $1 million a month in deposit growth."

         Virginia Commerce Bancorp, Inc. is the parent company of Virginia Commerce Bank, a full-service community bank headquartered in Arlington, with twelve branches and two mortgage lending offices serving Northern Virginia.

                                       ***

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                         VIRGINIA COMMERCE BANCORP, INC.
                           Consolidated Balance Sheets

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                                                                                 JUNE 30, 2001               JUNE 30, 2000
                                                                            ---------------------------------------------------

ASSETS
  Cash and due from banks                                                 $              11,346,195     $           14,016,820
  Securities (fair value $50,100,027 and                                                 49,988,240                 50,100,356
     $49,538,754)
  Federal funds sold                                                                     38,849,000                         --
  Loans, net of allowance for loan                                                      353,784,954                250,857,710
    losses of $3,254,225 and $2,191,711
  Bank premises and equipment, net                                                        6,204,551                  5,700,535
  Accrued interest receivable                                                             2,097,182                  1,673,950
  Other assets                                                                            1,752,697                  1,597,537
-------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                                            $             464,022,819     $          323,946,908
===============================================================================================================================

LIABILITIES AND STOCKHOLDERS EQUITY
  Deposits:
    Demand                                                                $              62,253,968     $           54,429,501
    NOW , money market and savings accounts                                             125,621,365                 91,428,128
    Time, $100,000 and over                                                              92,563,995                 48,205,301
    Other time deposits                                                                 111,883,883                 81,062,320
-------------------------------------------------------------------------------------------------------------------------------
  Total Deposits                                                          $             392,323,211     $          275,125,250
-------------------------------------------------------------------------------------------------------------------------------

  Securities sold U/A repurchase and fed funds purchased                  $              38,133,882     $           22,864,845
  Other borrowed funds                                                                    7,900,000                  5,900,000
  Accrued interest payable                                                                1,498,532                    825,186
  Other liabilities                                                                         700,359                    350,739
-------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                                       $             440,555,984     $          305,066,020
-------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS EQUITY:
  Preferred stock, $5 par,
    1,000,000 authorized of which
    none have been issued                                                 $                       0     $                    0
  Common stock, $1.00  par,
    5,000,000 shares authorized,
       2,706,917 and 2,165,687 issued and outstanding                                     2,706,917                  2,165,687
  Surplus                                                                                13,106,834                 13,648,064
  Retained earnings                                                                       7,585,461                  3,686,194
  Accumulated other comprehensive income (loss)*                                             67,623                  (619,057)
-------------------------------------------------------------------------------------------------------------------------------
  Total Stockholders Equity                                               $              23,466,835     $           18,880,888
-------------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                                 $             464,022,819     $          323,946,908
===============================================================================================================================
* Representing unrealized gains (losses) on securities available-for-sale.

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                         VIRGINIA COMMERCE BANCORP, INC.
                        Consolidated Statements of Income
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                                                                   QUARTER ENDED                           YEAR-TO-DATE
                                                                   -------------                           ------------
                                                           JUNE 30, 2001      JUNE 30, 2000       JUNE 30, 2001      JUNE 30, 2000
                                                         ---------------------------------------------------------------------------

INTEREST INCOME
  Interest and fees on loans                           $    7,373,258  $       5,353,856  $      14,412,714   $        10,128,558
  Interest on investment securities:
    U.S. Treasury securities and agency obligations           803,496            793,458          1,567,130             1,510,315
    Other securities                                           30,576             18,883             60,816                37,646
  Interest on federal funds sold                              228,266             61,194            442,288               152,758
  Interest on deposits with other banks                           203                225                737                35,106
----------------------------------------------------------------------------------------------------------------------------------
  Total Interest Income                                $    8,435,799  $       6,227,616  $      16,483,685   $        11,864,383
----------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
  Deposits                                             $    3,737,342  $       2,569,293  $       7,308,817   $         4,917,227
  Securities sold under agreement to repurchase and
   fed funds purchased                                        287,998            264,862            622,135               441,894
  Other borrowed funds                                        129,031             56,441            270,950               109,330
----------------------------------------------------------------------------------------------------------------------------------
  Total Interest Expense                               $    4,154,371  $       2,890,596  $       8,201,902   $         5,468,451
----------------------------------------------------------------------------------------------------------------------------------
    NET INTEREST INCOME                                     4,281,428          3,337,020          8,281,783             6,395,932
  Provision for loan losses                                   180,000            165,000            450,000               330,000
----------------------------------------------------------------------------------------------------------------------------------
  Net Interest Income after Provision for Loan Losses  $    4,101,428  $       3,172,020  $       7,831,783   $         6,065,932
----------------------------------------------------------------------------------------------------------------------------------

NON-INTEREST INCOME
  Service charges and other fees                       $      302,517  $         264,469  $         607,609   $           482,058
  Fees and net gains on mortgage loans held for sale          822,278            388,847          1,385,882               649,912
  Other                                                        10,371              8,156             21,664                16,171
----------------------------------------------------------------------------------------------------------------------------------
  Total Non-Interest Income                            $    1,135,166  $         661,472  $       2,015,155   $         1,148,141
----------------------------------------------------------------------------------------------------------------------------------

NON-INTEREST EXPENSE
  Salaries and employee benefits                       $    1,989,767  $       1,408,075  $       3,809,374   $         2,736,866
  Occupancy expense                                           578,153            473,764          1,113,441               950,850
  Data Processing                                             240,584            177,002            461,086               352,327
  Other operating expense                                     646,723            504,706          1,260,166               958,262
----------------------------------------------------------------------------------------------------------------------------------
  Total Non-Interest Expense                           $    3,455,227  $       2,563,547  $       6,644,067   $         4,998,305
----------------------------------------------------------------------------------------------------------------------------------
  Income Before Taxes on Income                        $    1,781,367  $       1,269,945  $       3,202,871   $         2,215,767
----------------------------------------------------------------------------------------------------------------------------------
  Provision for income taxes                                  605,722            432,300          1,089,589               755,560
----------------------------------------------------------------------------------------------------------------------------------
  NET INCOME                                           $    1,175,645  $         837,645  $       2,113,282   $         1,460,208
==================================================================================================================================

  Earnings per common share, basic                     $         0.43  $            0.31  $            0.78   $              0.54
  Earnings per common share, diluted                   $         0.40  $            0.29  $            0.71   $              0.50

  Average common shares outstanding:
    Basic                                                2,706,917          2,706,917          2,706,917            2,706,917
    Diluted                                              2,969,297          2,932,049          2,973,379            2,934,635

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